PBHG FUNDS ANNUAL REPORT
                                 MARCH 31, 2002
                         SUPPLEMENT DATED JUNE 28, 2002


PBHG CLIPPER FOCUS FUND

Please note that the Portfolio Profile included on page 18 of the Annual Report should read as follows:

PORTFOLIO PROFILE
OBJECTIVE:   Long-term capital growth

INVESTS IN: Generally contains 15 to 35 stocks of companies whose share price trades below the sub-adviser's estimate of the companies intrinsic value.

STRATEGY:    Based upon extensive fundamental research, the sub-adviser creates valuation models for each company being analyzed to identify the companies they believe the market has undervalued. The valuation model attempts to calculate each company's intrinsic value based on private market transactions and discounted cash flow. Companies are added to the Fund when their share price trades below an estimate of their intrinsic value and companies are sold when their share prices reach our estimate of intrinsic value. This is a long-term strategy which generally results in holding investments for an extended period. However, certain investments, such as investments made due to special situations, may be held for shorter periods.



PBHG-Ann6/29/02